Equity Backstop Commitment	9 Months Ended
Sep. 30, 2016
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Equity Backstop Commitment

14. Equity Backstop Commitment

Pursuant to the Securities Purchase Agreement discussed in Note 10 above with Juneau and Leucadia, in the event that the Company elects to pursue an equity offering prior to December 31, 2016, Leucadia has agreed to purchase the number of shares of Class A voting common stock equal to (a) $20,000,000 (or such lesser amount as the Company requests) divided by (b) the offering price to investors in a registered public offering of securities that is completed on or before December 31, 2016. Leucadia’s agreement to purchase the Class A voting common stock is conditioned on, among other things, the Company (i) selecting a lead underwriter approved by Leucadia, (ii) having, together with its subsidiaries, no more than $295,000,000 of long-term debt outstanding (net of cash and cash equivalents), and (iii) the equity order book in such offering is no less than $40,000,000, excluding Leucadia’s commitment.

In connection with Leucadia’s commitment, the Company has agreed to pay Leucadia a fee equal to $1,000,000, payable whether such an offering is launched or consummated, upon the earlier of (i) the closing of such offering, (ii) the termination of such offering and (iii) December 31, 2016. This amount is recorded as prepaid expenses and other and accrued liabilities in the consolidated balance sheet.

In the event Leucadia purchases not less than their commitment amount, the Company agreed to use commercially reasonable efforts to enter into arrangements to provide Leucadia with the right to appoint one director to the board of directors of the Company, provided that such right will terminate at such time as Leucadia and its affiliates own a number of shares of Class A voting common stock equal to less than 50% of the shares purchased by Leucadia and its affiliates in such offering.